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                                                                  EXHIBIT 12(b)

                                CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant: E*TRADE Funds

Date of Form N-CSR: June 30, 2006

   The undersigned, the principal executive officer of the above-named registrant (the "Trust"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of her knowledge and belief, after reasonable inquiry:

    1. This Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 24th day of August 2006.

                                                  /s/ Elizabeth Gottfried
                                                  -----------------------------
                                                  Elizabeth Gottfried,

                                                  President

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                                CERTIFICATIONS

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Name of Registrant: E*TRADE Funds

Date of Form N-CSR: June 30, 2006

   The undersigned, the principal financial officer of the above-named registrant (the "Trust"), hereby certifies that, with respect to the Form N-CSR referred to above, to the best of his knowledge and belief, after reasonable inquiry:

    1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

A signed original of this written statement required by Section 906 has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

IN WITNESS WHEREOF, the undersigned has executed this Certification below, as of this 24th day of August 2006.

                                                  /s/ Matthew Audette
                                                  -----------------------------
                                                  Matthew Audette,
                                                  Treasurer